CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)
INTERNATIONAL FIXED INCOME INVESTMENTS
INTERNATIONAL EQUITY INVESTMENTS

SUPPLEMENT DATED MARCH 17, 2008
TO THE PROSPECTUS DATED JANUARY 2, 2008

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information (“SAI”).

INTERNATIONAL FIXED INCOME INVESTMENTS (the “Portfolio”)

Effective immediately, the following sentence replaces the first sentence under “Principal investment strategies” on page 27 of the Prospectus:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in non-U.S. dollar denominated fixed income instruments, including exposure gained through derivatives such as futures, options and swaps based upon such securities and foreign currency forward contracts (subject to the limits set forth in the SAI).

Effective immediately, the following replaces the disclosure related to the Portfolio in the section entitled “The Subadvisers” on page 40 of the prospectus:

Portfolio Manager/
Portfolio Management
			Team Members,	Portfolio
			Title, Past 5 years’	Manager
Portfolio	Subadviser	Percentage	business experience	Since

International Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	100%	Scott A. Mather Managing Director and head of global portfolio management (2008-present) and Portfolio Manager to the Portfolio.	Since 2008

INTERNATIONAL EQUITY INVESTMENTS (the “Portfolio”)

On February 27, 2008, the Trust’s Board of Trustees approved the hiring of Marsico Capital Management, LLC as an investment subadviser to the Portfolio.

Effective March 17, 2008, the following is added to, and to the extent inconsistent therewith, supersedes, the disclosure in the section entitled, “How the subadvisers select the Portfolio’s investments” on page 15 of the Prospectus:

The manager has selected four subadvisers to manage the Portfolio. The percentage of the Portfolio’s assets allocated to the subadvisers is 20% to Marsico Capital Management LLC, 20% to Brandywine

Global Investment Management, LLC and 30% to each of Philadelphia International Advisors LP and Schroder Investment Management North America Inc.

Marsico Capital Management, LLC (“Marsico”) seeks long-term growth of capital by investing in equity securities of foreign companies that are generally selected for their long-term growth potential. Marsico selects investments on the basis of “top-down” macro-economic analysis and “bottom-up” stock research and review. Stock selection emphasizes growth potential and investments may be sold from the Portfolio if, among other reasons, growth potential prospects change. The percentage of the Portfolio’s assets allocated to Marsico is 20%.

The following is added to the disclosure in the section entitled “The Subadvisers” on page 38 of the prospectus:

Portfolio Manager/
Portfolio Management
			Team Members,	Portfolio
			Title, Past 5 years’	Manager
Portfolio	Subadviser	Percentage	business experience	Since

International Equity Investments	Marsico Capital Management, LLC 1200 17th Street, Suite 1600, Denver, CO 80202	20%	James G. Gendelman Portfolio Manager (2000-present).	Since 2008

Pro_January 2, 2008_Supp_031708